                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                               (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                                   ATMI, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                   ATMI, INC.
                                7 COMMERCE DRIVE
                           DANBURY, CONNECTICUT 06810
                                 (203) 794-1100

                                                                  April 21, 2003

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held at ATMI's corporate offices at 6 Commerce Drive, Danbury, Connecticut 06810 at 10:00 a.m. on Wednesday, May 21, 2003. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, please date, sign, and return the enclosed proxy card promptly.

     I hope that you will attend the meeting. I look forward to seeing you there.

                                          Sincerely,

                                          /s/ Eugene G. Banucci
                                          --------------------------------------
                                          EUGENE G. BANUCCI
                                          Chief Executive Officer and Chairman
                                          of the Board

                                   ATMI, INC.
                                7 COMMERCE DRIVE
                           DANBURY, CONNECTICUT 06810
                                 (203) 794-1100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 2003

To Our Stockholders:

     The 2003 Annual Meeting of Stockholders of ATMI, Inc. (the "Company") will be held at the Company's corporate offices at 6 Commerce Drive, Danbury, Connecticut on Wednesday, May 21, 2003 at 10:00 a.m. (local time) for the following purposes:

1. To elect two directors for terms to expire at the 2006 Annual Meeting of Stockholders;

2. To approve the proposed amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock;

3.  To approve the Company's 2003 Stock Plan;

4. To approve an amendment to the Company's 1998 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the Employee Stock Purchase Plan;

5. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003;

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on April 11, 2003 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                          By order of the Board of Directors,

                                          /s/ OLIVER A. ZITZMANN
                                          --------------------------------------
                                          Oliver A. Zitzmann
                                          Secretary

Dated: April 21, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                                   ATMI, INC.
                                7 COMMERCE DRIVE
                           DANBURY, CONNECTICUT 06810

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 2003

                       ---------------------------------

     This proxy statement is being furnished to the stockholders of ATMI, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on May 21, 2003 at the Company's corporate offices at 6 Commerce Drive, Danbury, Connecticut, and any adjournments or postponements thereof (the "2003 Annual Meeting"). This proxy statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy, and the Company's 2002 Annual Report to Stockholders are first being mailed or given to stockholders on or about April 21, 2003. As used in this proxy statement, references to the "Company" include references to ATMI, Inc. and to its predecessor registrant, Advanced Technology Materials, Inc.

                           PURPOSE OF ANNUAL MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this proxy statement.

                                    PROXIES

     A stockholder giving a proxy may revoke it at any time before it is voted by way of any of the following methods:

     - by executing and delivering to the Company another proxy bearing a later date,

     - by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, or

     -  by attending the 2003 Annual Meeting and voting in person.

     Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted (i) FOR the election of the nominees for directors named herein, (ii) FOR the approval of the amendment to the Company's Certificate of Incorporation as proposed herein, (iii) FOR the approval of the Company's 2003 Stock Plan as proposed herein, (iv) FOR the approval of the amendment to the Company's 1998 Employee Stock Purchase Plan as proposed herein, (v) FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003 and (vi) with respect to any other matters that may properly come before the 2003 Annual Meeting, at the discretion of the proxy holders, unless they are directed by the proxy to do otherwise. The Company does not currently anticipate any other business will be presented for action at the 2003 Annual Meeting.

                               VOTING SECURITIES

     The record date for the determination of stockholders entitled to receive notice of and to vote at the 2003 Annual Meeting was the close of business on April 11, 2003 (the "Record Date"). On the Record Date, there were 30,760,917 shares of Common Stock, the Company's only outstanding voting securities, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to be voted at the 2003 Annual Meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included in the calculation of the number of votes represented at the 2003 Annual Meeting for purposes of determining whether a quorum has been achieved. Votes will be tabulated at the 2003 Annual Meeting by one or more inspectors of election appointed by the Board of Directors.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of the Record Date by: (i) each executive officer of the Company named in the Summary Compensation Table on page 7; (ii) each director and nominee for director of the Company; (iii) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock of the Company; and (iv) all current directors and executive officers of the Company as a group. Except as indicated by footnote, all shares are owned directly. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                                                 SHARES
                                                              BENEFICIALLY    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                          OWNED        OF CLASS
---------------------------------------                       ------------    --------
T. Rowe Price Associates(2).................................   3,954,800        12.9
  100 East Pratt St.
  Baltimore, MD 21202
FMR Corp.(2)................................................   2,696,672         8.8
  82 Devonshire Street
  Boston, Massachusetts 02109
State Street Research(2)....................................   2,236,900         7.3
  One Financial Center, 30th Floor
  Boston, MA 02111-2690
Kern Capital Management, LLC(3).............................   1,685,100         5.5
  114 West 47th Street, Suite 1926
  New York, NY 10036
Eugene G. Banucci(4)........................................     437,470         1.4
Daniel P. Sharkey(5)........................................     161,227       *
Douglas A. Neugold(6).......................................     111,675       *
Robert S. Hillas(7).........................................      87,607       *
Mark A. Adley(8)............................................      73,573       *
Stephen H. Mahle(9).........................................      46,231       *
C. Douglas Marsh(10)........................................      44,889       *
Michael J. Yomazzo(11)......................................      38,109       *
All current directors and executive officers as a group (8
  persons)(12)..............................................   1,000,781         3.3

---------------
  *   Less than 1% of the outstanding Common Stock.

 (1) Except as otherwise noted, the address for all stockholders is c/o ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810.

 (2) As reported on Schedule 13G dated February 14, 2003 as filed with the Securities and Exchange Commission (the "SEC").

 (3) As reported on Schedule 13G dated February 14, 2003 as filed with the SEC by Kern Capital Management, LLC ("KCM") and by Robert E. Kern, Jr. and David G. Kern, its principals and controlling members. Robert E. Kern, Jr. and David G. Kern, as controlling members of KCM, may be deemed beneficial owners of the securities of the Company owned by KCM.

 (4) Includes 236,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 17,030 shares either owned or issuable upon exercise of options within 60 days of the Record Date by Dr. Banucci's spouse. Dr. Banucci disclaims beneficial ownership of the shares held by his spouse.

 (5) Includes 138,500 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

 (6) Includes 111,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

 (7) Includes 45,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 1,629 phantom stock units (as described below under the heading "Director Compensation"), which are automatically convertible into shares of common stock upon the occurrence of certain specified events, including death or termination of status as a director ("Phantom Stock Units"), and 5,000 shares owned by Mr. Hillas' spouse. Mr. Hillas disclaims beneficial ownership of the shares held by his spouse.

 (8) Includes 66,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 1,573 Phantom Stock Units.

 (9) Includes 44,500 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 1,131 Phantom Stock Units.

(10) Includes 35,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 1,230 Phantom Stock Units.

(11) Includes 35,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 1,608 Phantom Stock Units.

(12) Includes 719,000 shares issuable to executive officers, directors, and their spouses pursuant to options that are exercisable within 60 days of the Record Date and 7,171 Phantom Stock Units.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2002, all such reports were timely filed except for one late filing for Eugene Banucci relating to the acquisition by Dr. Banucci of approximately 1,118 shares and by his wife of approximately 427 shares, in single transactions, through the Company's Employee Stock Purchase Plan.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board of Directors is classified into three classes. The two directors serving in Class III have terms expiring at the 2003 Annual Meeting. The Board of Directors has nominated the Class III directors currently serving on the Board of Directors, Stephen H. Mahle and C. Douglas Marsh, for election to serve as directors of the Company until the 2006 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified or until their earlier resignation, death or removal. Each of the nominees has indicated a willingness to serve as a director, but if for any reason any nominee should be unavailable to serve as a director at the time of the 2003 Annual Meeting, a contingency which the Board of Directors does not expect, a different person designated by the Board of Directors may be nominated in his stead.

     If a quorum of the holders of Common Stock is present at the 2003 Annual Meeting, the election of directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of such quorum but will not be included in determining whether nominees have received the vote of such plurality.

NOMINEES FOR TERMS EXPIRING IN 2006

     The following table sets forth information regarding the nominees for re-election as Class III Directors:

NAME                                                          AGE   POSITION
----                                                          ---   --------
Stephen H. Mahle............................................  57    Director
C. Douglas Marsh............................................  57    Director

     STEPHEN H. MAHLE has served as a director of the Company since 1996. Mr. Mahle has been Senior Vice President of Medtronic, Inc., a medical device manufacturer, and President of its cardiac rhythm management business since January 1998. From 1995 to 1997, he was President of the Brady Pacing Business, a division of Medtronic, Inc. From 1989 to 1995, Mr. Mahle served as Vice President and General Manager of the Brady Pacing Business.

     C. DOUGLAS MARSH has served as a director of the Company since April 2000. Mr. Marsh has been the Vice President, Business Integration, U.S. Investor Relations of ASM Lithography Holding NV, a seller of photolithography equipment to the semiconductor industry, since July 1998. From 1991 to July 1998, he served as Vice President, Worldwide Sales and President, U.S. Operations at ASM Lithography.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                    THE STOCKHOLDERS VOTE FOR SUCH NOMINEES.

CONTINUING DIRECTORS

     The following table sets forth information regarding our directors whose terms continue after the 2003 Annual Meeting. The terms for Directors in Class I expire at the 2004 Annual Meeting of Stockholders of the Company, and the terms for Directors in Class II expire at the 2005 Annual Meeting of Stockholders of the Company.

NAME                                 AGE   CLASS   POSITION
----                                 ---   -----   --------
Robert S. Hillas...................  54      I     Director
Michael J. Yomazzo.................  60      I     Director
Mark A. Adley......................  43     II     Director
Eugene G. Banucci..................  59     II     Chief Executive Officer, Chairman
                                                   of the Board and Director

CLASS I DIRECTORS -- TERMS EXPIRING IN 2004

     ROBERT S. HILLAS has served as a director of the Company since 1987. Mr. Hillas was the President, Chief Executive Officer and Chairman of the Board of Envirogen, Inc., an environmental systems and services company, from April 1998 to March 2003. From 1993 to April 1998, Mr. Hillas served as a Managing Director of E.M. Warburg, Pincus & Co. LLC, an asset management firm.

     MICHAEL J. YOMAZZO has served as a director of the Company since April 2000. Mr. Yomazzo has been Vice Chairman of the Board of Directors of Photronics, Inc., a manufacturer of photomasks, which are photographic quartz plates containing microscopic images of electronic circuits which are used in the manufacture of semiconductors, since January 1, 1999 and has been a member of that Board since 1977. He served as Chief Executive Officer of Photronics from August 1997 until December 1998 and as President from January 1994 until December 1998.

CLASS II DIRECTORS -- TERMS EXPIRING IN 2005

     MARK A. ADLEY has served as a director of the Company since 1991. Since March 2002, Mr. Adley has been a Managing Director of Mergers & Acquisitions at Banc of America Securities. From 1996 to 2001, Mr. Adley was a Managing Director at Credit Suisse First Boston Corporation, an investment banking firm, where he was a Director from 1994 to 1996.

     EUGENE G. BANUCCI, PH.D., a founder of the Company, has served as Chief Executive Officer, Chairman of the Board and Director since 1986. Previously, Dr. Banucci served in a variety of executive and managerial positions, including serving as President from 1986 to April 2000. From 1984 to 1986, he was a director of American Cyanamid Company's Chemical Research Division, with responsibility for the research, development, and technical service activities of the Chemicals Group.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

     The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, and the Corporate Governance Committee.

     The Audit Committee is currently composed of Robert S. Hillas (chairman), Mark A. Adley, and Michael J. Yomazzo. In the determination of the Board of Directors, each of the members of the Audit Committee is an "independent" director, as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee operates under a written charter adopted on December 16, 1999 by the Board of Directors and amended by the Board of Directors on April 16, 2001, a copy of which is attached as Appendix A. See the "Report of the Audit Committee" for more information about the responsibilities of the Audit Committee. The Audit Committee met 2 times in person during 2002, in addition to holding 5 telephonic meetings including 4 held to review the Company's quarterly results. The Board has determined that each of these Committee members is financially literate and that one or more Committee members has accounting or financial management expertise.

     The Compensation Committee is currently composed of Stephen H. Mahle (chairman), Mark A. Adley, and C. Douglas Marsh. The Compensation Committee reviews the compensation of officers of the Company and the Company's compensation policies and practices. The Compensation Committee also administers the 1987, 1995, 1997, 1998, and 2000 Stock Plans, including approval of the grant of stock options thereunder. The Compensation Committee met 1 time during 2002.

     The Corporate Governance Committee is currently composed of Michael J. Yomazzo (chairman), Robert S. Hillas, and C. Douglas Marsh. The Corporate Governance Committee reviews all issues regarding corporate governance and establishes and maintains corporate governance principles for the Company. The Corporate Governance Committee met 2 times during 2002.

     During 2002, Michael J. Yomazzo was appointed as the lead independent director of the Board of Directors. In this role, Mr. Yomazzo acts as the chairperson when the independent members of the Board of Directors are meeting in executive session and leads the deliberations of the Board's independent directors on topics such as corporate governance and independence.

     The Board of Directors held 5 meetings during 2002. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

DIRECTOR COMPENSATION

     The Company's outside directors do not receive any cash compensation for service on the Board of Directors or any committee thereof but do participate in the Company's Non-Employee Directors' Deferred Compensation Program. Under the Program, established in 2001, each non-employee Director defers receipt of all retainers and meeting fees on a quarterly basis into individual "phantom stock accounts," established at the point of deferral, equivalent to phantom shares of the Company's Common Stock valued at each quarter-end closing price. Each non-employee Director receives $1,250 worth of phantom stock units per quarter as a retainer and phantom stock units worth $1,000 per Board meeting and $500 per Committee meeting attended. The phantom shares are exchangeable into shares of Common Stock upon the occurrence of certain specified events, including the death of the Director or termination of his status as a Director. The outside Directors are reimbursed for expenses incurred in connection with attending meetings of the Board of Directors and any committee thereof. The Company has also made grants of stock options to its outside directors as follows: in December 1994, the Company granted options for the purchase of 22,500 shares of Common Stock at an exercise price of $5.50 per share to Robert S. Hillas in consideration of future services on the Board of Directors. In May 1995, the Company granted options for the purchase of 22,500 shares of Common Stock at an exercise price of $8.50 per share to Mark A. Adley in consideration of future services on the Board of Directors. In March 1996, the Company granted options for the purchase of 22,500 shares of Common Stock at an exercise price of $10.50 per share to Stephen H. Mahle in consideration of future services on the Board of Directors. In January 1998, the Company granted options for the purchase of 25,500, 25,000 and 2,000 shares of Common Stock at an exercise price of $24.25 to Mark A. Adley, Robert
S. Hillas, and Stephen H. Mahle, respectively, in consideration of future services on the Board of Directors. In April 2000, the Company granted options for the purchase of 50,000 shares of Common Stock at an exercise price of $45.63 per share to each of Michael J. Yomazzo and C. Douglas Marsh and an option for the purchase of 5,000 shares of Common Stock at an exercise price of $40.13 per share to Mark A. Adley in consideration of future services on the Board of Directors. In May 2000, the Company granted options for the purchase of 25,000 shares of Common Stock at an exercise price of $37.63 per share to each of Mark
A. Adley, Robert S. Hillas, and Stephen H. Mahle in consideration of future services on the Board of Directors. In January 2002, the Company granted options for the purchase of 5,000 shares of Common Stock at an exercise price of $23.85 per share to each of Robert S. Hillas, Stephen H. Mahle, C. Douglas Marsh and Michael J. Yomazzo in consideration of future services on the Board of Directors. In each case, the exercise price for the options granted was the fair market value of the Common Stock on the date of grant, and the options granted were subject to certain vesting provisions.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the Company's executive officers (other than Eugene G. Banucci, for whom information is set forth under Class II Directors, above):

EXECUTIVE OFFICERS


NAME                                        AGE   POSITION
----                                        ---   --------
Douglas A. Neugold........................  44    President
Daniel P. Sharkey.........................  46    Vice President, Chief Financial Officer,
                                                  and Treasurer


     DOUGLAS A. NEUGOLD has served as President since May 2000. Until his appointment as President, Mr. Neugold served as Executive Vice President of the ATMI Materials segment since February 1999. In January 1998, Mr. Neugold joined ATMI as Vice President of the NovaSource division, and since July 1998 served as President of that division. Previously, Mr. Neugold served in a variety of executive and managerial positions with the Electronic Materials Division of Johnson Matthey. From 1995 to 1997, he served as Vice President, and later as President of the Semiconductor Packages business. From 1993 to 1995, Mr. Neugold served as Director of Asian Operations, and prior to that served in a variety of business and marketing management positions focused on semiconductor technology.

     DANIEL P. SHARKEY has served as Chief Financial Officer since joining ATMI in 1990, and has served as Vice President and Treasurer since 1993. From 1987 to 1990, Mr. Sharkey was Vice President of Finance and Administration for Adage, Inc., a manufacturer of high-performance computer graphics terminals. From 1983 to 1987, he was Corporate Controller for CGX Corporation. Previously, Mr. Sharkey served as an Audit Supervisor for KPMG.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth certain information regarding the compensation paid by the Company for the years ended December 31, 2002, 2001, and 2000 to the Company's Chief Executive Officer and both of the Company's other executive officers (together, the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                          ------------
                                                   ANNUAL COMPENSATION     SECURITIES
                                          FISCAL   --------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR    SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)(1)
---------------------------               ------   ---------   --------   ------------   ------------------
Eugene G. Banucci.......................   2002     373,731         --       50,000             8,610
  Chief Executive Officer                  2001     375,962         --       75,000             8,520
  Chairman of the Board and Director       2000     372,155    281,000       50,000            11,930

Douglas A. Neugold......................   2002     279,769         --       40,000             6,750
  President                                2001     290,577         --       55,000             6,750
                                           2000     264,655    180,000       55,000             3,842

Daniel P. Sharkey.......................   2002     204,839         --       20,000             6,522
  Vice-President, Chief Financial          2001     213,077         --       25,000             6,112
  Officer, and Treasurer                   2000     203,690    123,000       30,000             3,896

---------------

(1) Represents premiums paid for life insurance and long-term disability policies of which the Company is not the beneficiary, flexible spending contributions toward health care costs not covered by Company plans, and the ATMI 401(k) Profit Sharing Plan Company Match received by the executive in that year.

OPTION GRANTS

     The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the year ended December 31, 2002.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL
                                     PERCENTAGE                                REALIZABLE VALUES AT
                                      OF TOTAL                                    ASSUMED ANNUAL
                       NUMBER OF      OPTIONS                                     RATES OF STOCK
                       SECURITIES    GRANTED TO                                 PRICE APPRECIATION
                       UNDERLYING    EMPLOYEES     EXERCISE                     FOR OPTION TERM(2)
                        OPTIONS      IN FISCAL     PRICE PER    EXPIRATION    ----------------------
NAME                   GRANTED(1)       2002         SHARE         DATE          5%          10%
----                   ----------    ----------    ---------    ----------    --------    ----------
Eugene G. Banucci....    50,000        5.25%        $23.85      01/01/2012    $749,957    $1,900,538
Douglas A. Neugold...    40,000        4.20%        $23.85      01/01/2012    $599,965    $1,520,430
Daniel P. Sharkey....    20,000        2.10%        $23.85      01/01/2012    $299,983    $  760,215

---------------
(1) Options granted vest ratably over five years on each of the first five anniversary dates of the grant date.

(2) The potential realizable value is the pre-tax gain that an option holder would realize at the time of the option expiration date if (a) he or she exercised all of the options on their expiration date and (b) the Company's stock price grew between the date of grant and the exercise date at the annual rate assumed in the column. This pre-tax gain is calculated by multiplying the number of options by the difference between the assumed stock price on the option expiration date and the option exercise price. THE

     HYPOTHETICAL VALUES REFLECTED IN THIS TABLE REPRESENT ASSUMED RATES OF APPRECIATION ONLY; THESE ASSUMED RATES ARE SET BY SEC RULES AND, THEREFORE, ARE NOT INTENDED TO FORECAST FUTURE PRICE APPRECIATION, IF ANY, OF THE COMPANY'S COMMON STOCK. ACTUAL GAINS, IF ANY, ON STOCK OPTION EXERCISES AND COMMON STOCK HOLDINGS ARE DEPENDENT ON, AMONG OTHER FACTORS, THE FUTURE PERFORMANCE OF THE COMMON STOCK AND OVERALL STOCK MARKET CONDITIONS. THERE CAN BE NO ASSURANCE THAT THE AMOUNTS REFLECTED IN THIS TABLE WILL BE ACHIEVED.

STOCK OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning option exercises and option holdings as of December 31, 2002 with respect to the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT                IN-THE-MONEY OPTIONS AT
                          SHARES                              DECEMBER 31, 2002                   DECEMBER 31, 2002(1)
                       ACQUIRED ON       VALUE       -----------------------------------   -----------------------------------
NAME                   EXERCISE (#)   REALIZED ($)   EXERCISABLE (#)   UNEXERCISABLE (#)   EXERCISABLE ($)   UNEXERCISABLE ($)
----                   ------------   ------------   ---------------   -----------------   ---------------   -----------------
Eugene G. Banucci....          0              0          179,000            172,000            416,245            16,200
Douglas A. Neugold...     11,000        162,250           71,200            136,800              4,160            18,120
Daniel P. Sharkey....      7,875        235,436          111,500             76,000            490,525             5,400

---------------
(1) Based on $18.52 per share, the fair market value of the Company's Common Stock as of December 31, 2002, minus the exercise price per share of the options.

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with Eugene G. Banucci and Daniel P. Sharkey, effective October 10, 1997, and Douglas A. Neugold, effective April 26, 2000. Pursuant to the agreements, Dr. Banucci will act as Chief Executive Officer and Chairman of the Board of the Company, Mr. Neugold will act as President of the Company, and Mr. Sharkey will act as Vice President, Chief Financial Officer and Treasurer of the Company, for certain annual base salaries. Salaries are subject to increase from time to time to take into account appropriate cost of living adjustments and general compensation increases based on performance, at the discretion of the Board of Directors. Each employee will also be eligible to receive additional compensation, including awards of performance bonuses at levels commensurate with other employees of the Company of equivalent position and grants of employee stock options, in each case in the discretion of the Compensation Committee of the Board of Directors.

     The employment agreements each were for an initial term of two years, after which employment continues at will, subject to the terms of the agreements. Each of the employment agreements expires on the earliest to occur of (i) the death of the employee, (ii) the termination of the agreement by the Company due to the incapacity of the employee, (iii) the termination of the agreement by the Company with or without cause, or (iv) the termination of the agreement by the employee for just cause. Under the terms of the agreements, if the Company terminates the employee without cause, or if the employee terminates the agreement for just cause, the Company will pay the employee his annual base salary then in effect for a period of 18 months after termination in the case of Dr. Banucci, for a period of 12 months after termination in the case of Mr. Neugold, and for a period of nine months after termination in the case of Mr. Sharkey. The Company will also provide the employee during such period with medical, dental, life and disability insurance benefits on the same basis the Company would have provided the employee the benefits during such period had he continued to be an employee of the Company.

     The employment agreements restrict each employee from competing with the Company during the term of the agreement and for a period of 36 months after the termination of employment in the case of Dr. Banucci and Mr. Neugold, or 24 months after the termination of employment in the case of Mr. Sharkey.

     The employment agreements also provide that any termination associated with a change in control of the Company (including resignation by the employee for just cause such as a significant decrease in the employee's duties or authority) would result in the acceleration of vesting of options granted to them. In addition, the employees would be entitled to any bonuses under any bonus plans then in effect as if fully earned. Benefits payable under the agreements upon a change in control may subject the employee to an excise tax as "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. The Company will reimburse the employee for all excise taxes paid, but the reimbursement will constitute an excess parachute payment and will be subject to further excise tax. Such further excise tax will trigger further reimbursement by the Company. The Company will not be allowed to take a deduction for federal income tax purposes for the excess parachute payments.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between any of the Company's executive officers or members of the Company's Board of Directors or Compensation Committee and any other company's executive officers, Board of Directors or compensation committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which is composed of independent directors of the Company, is responsible for administering the Company's executive compensation program and reviewing and making recommendations to the Board of Directors with respect to the compensation of executive officers and other senior management and the Company's overall compensation policy. In connection with such responsibilities, the Compensation Committee has authority to administer the Company's 1987, 1995, 1997, 1998, and 2000 Stock Plans, including the approval of the grant of stock options and other awards thereunder. All other actions of the Compensation Committee are subject to the approval of the Board of Directors.

     The Company's executive compensation program is intended to attract and retain talented executives and senior management by offering competitive compensation opportunities. Furthermore, the Company's compensation program is designed to motivate and reward high-performing individuals based on variable compensation tied to overall corporate, separate business unit and individual performance and the creation of stockholder value. The Company's philosophy is that the combination of performance-based and stock-based compensation serves to maximize annual and long-term results and, ultimately, stockholder value. The components of the Company's executive compensation program include base salary, annual cash incentives, and long-term stock option incentives. The Compensation Committee has discretion as to the composition and components awarded in a particular year to each executive officer.

Components of Executive Compensation

     Base Salary. The Compensation Committee annually reviews executive officers' base salaries. The Compensation Committee evaluates management's recommendations based on the results achieved by each executive officer relative to the assigned goals of the recently completed year as well as competitive salary practices of other similar companies.

     Annual Incentives. Annual incentives are designed to provide executive officers with a potential cash award based on the achievement of annual financial and operating objectives. These objectives and potential award amounts are approved by the Compensation Committee and the Board of Directors on an annual basis in advance and are based upon operating plans approved by the Board of Directors. The Compensation Committee approves specific objectives for each executive officer. In 2002, these objectives included the performance of business divisions, the achievement of budgeted financial performance, and the successful completion of certain management objectives and strategic transactions. Based on the financial performance of the Company, no cash bonuses were awarded to the executive officers for 2002.

     Long-term Incentives. The Compensation Committee may also recommend to the Board of Directors the grant to officers of stock options under the Company's 1995, 1997, 1998, and 2000 Stock Plans that are distinct from stock options granted as annual incentives. These options, which vest over time, are awarded to officers based on their continued contribution to the Company's achievement of financial and operating objectives. These awards are designed to align the interests of the Company's officers with the interests of the Company's stockholders and to motivate the Company's officers to remain focused on the overall long-term performance of the Company. In 2002, executive officers received grants of non-qualified stock options. These options were granted at the fair market value of the Common Stock on the date of grant. The options become exercisable over a five-year period and have a ten-year term. In determining the number of stock options granted to executive officers, the Compensation Committee took into account position levels, individual performance and the number of shares available for issuance under the Company's 1995, 1997, 1998, and 2000 Stock Plans.

  Chief Executive Officer Compensation

     During 2002, the Company's Chief Executive Officer, Eugene G. Banucci, participated in the same executive compensation program provided to other executive officers of the Company as described above. In determining adjustments to Dr. Banucci's base salary, the Compensation Committee considers market rates of compensation paid to chief executive officers of comparable companies, the Company's financial performance and the fulfillment of a series of objectives during the previous fiscal year established jointly at the beginning of the year by the Compensation Committee and the Chief Executive Officer. The objectives used to determine base salary for fiscal 2002 consisted of organization and strategy development, merger and acquisition activity, and certain financial objectives. Over the course of 2002, Dr. Banucci received a base salary of $373,731, which represented a 1% decrease compared to his base salary in 2001. In December 2002, based upon the Company's financial performance during 2002, the Compensation Committee authorized no cash bonus for 2002. On January 1, 2002, Dr. Banucci was granted non-qualified stock options to purchase 50,000 shares of Common Stock at an exercise price of $23.85 per share, which was the fair market value of the Common Stock on the date of the grant. The options become exercisable over a five-year period and have a ten-year term.

     The current members of the Compensation Committee:

                                          Stephen H. Mahle, Chairman
                                          Mark A. Adley
                                          C. Douglas Marsh

Stock Performance Graph

     The following graph compares the cumulative total stockholder return on the Company's Common Stock with the return on the Total Return Index for the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Stock Index. The measurement assumes a $100 investment as of December 31, 1997 with all dividends reinvested. The data presented are on an annual basis for the five years ended on December 31, 2002.

                            STOCK PERFORMANCE GRAPH

                           [STOCK PERFORMANCE GRAPH]

                                           NASDAQ
                               NASDAQ    ELECTRONIC
                                STOCK    COMPONENTS
            DATE      ATMI     MARKET      INDEX
         ----------  -------   -------   ----------
         12/31/1997  $100.00   $100.00    $100.00
         12/31/1998  $104.12   $140.99    $154.49
         12/31/1999  $136.33   $261.48    $287.34
         12/31/2000  $ 80.41   $157.42    $236.14
         12/31/2001  $ 98.35   $124.89    $160.91
         12/31/2002  $ 76.37   $ 86.33    $ 86.19

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no relationships or related transactions in fiscal year 2002 which are required by law to be disclosed in this proxy statement.

                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to the audit committee charter, a copy of which is attached as Appendix A, the responsibilities of the Audit Committee fall within four broad categories:

     - Audit Process. The Audit Committee reviews the coordination of the audit effort between management and the independent auditors and the audit scope and plan of the independent auditors. It recommends to the Board of Directors the appointment of the independent auditors, reviews their fees, and approves any change in independent auditors. It obtains from the independent auditors a written statement concerning their independence and reviews their independence.

     - Financial Reporting. The Audit Committee reviews the independent auditors' report and opinion on the Company's financial statements and reviews with management the financial statements; it recommends approval of the financial statements to the Board of Directors. It reviews the independent auditors' summary of significant accounting, auditing and internal control issues and other matters related to the conduct of the audit. It reviews with management and the independent auditors accounting policy changes and new accounting or reporting standards. It reviews with the independent auditors their judgments about the quality and appropriateness, not just the acceptability, of the Company's accounting principles and estimates. The Audit Committee, or the Chair of the Committee, reviews with management and the independent auditors the Company's interim financial statements.

     - Internal Controls. The Audit Committee reviews with management and the independent auditors the adequacy of the Company's system of internal accounting control and reviews reports from management summarizing findings and the resolution of previously reported control issues. It also reviews any significant risks or exposures.

     - Other Matters. The Audit Committee monitors compliance with regulatory matters. It reviews the audit committee charter on an annual basis. It meets with management and the independent auditors at least annually in separate executive sessions.

Please refer to the audit committee charter at Appendix A for a more comprehensive description of the role and responsibilities of the Audit Committee.

     In connection with its duties, the Audit Committee has taken the following actions:

     - It has reviewed and discussed the audited financial statements with management, which has responsibility for the preparation of the financial statements.

     - It has discussed with the independent auditors, which are responsible for expressing an opinion on the financial statements in accordance with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

     - It has received from the independent auditors the written disclosures describing any relationships between the independent auditors and the Company and the letter confirming their independence required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors matters relating to their independence.

     - It has reviewed fees paid to the independent auditors for audit services as compared with fees paid for other services rendered by the independent auditors, discussed the impact of fees paid for other services on the auditors' independence and determined that such fees do not impair the independence of the auditors.

     Based on its review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

     The current members of the Audit Committee:

                                          Robert S. Hillas, Chairman
                                          Mark A. Adley
                                          Michael J. Yomazzo

                                 PROPOSAL NO. 2

            APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF ATMI'S AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has unanimously approved and recommended that the stockholders of the Company consider and approve an amendment to Article IV of the Company's Certificate of Incorporation, as amended (the "Certificate"), that would increase the number of authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares (the "Amendment"). The affirmative vote of a majority of shares of Common Stock outstanding as of the Record Date is required to approve and adopt the Amendment. Accordingly, abstentions and broker non-votes with respect to the Amendment will have the effect of votes against the Amendment.

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to amend the Certificate to give effect to the proposed Amendment. If the Amendment is approved, the additional authorized shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve, and no further vote of the stockholders of the Company will be sought unless such vote is required for a particular issuance by law or the rules of any national securities exchange on which the Common Stock may then be listed or the Nasdaq Stock Market, as the case may be. The proposed increase in the number of authorized shares of Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized but unissued shares is available for certain potential offerings, acquisitions and financings and for general corporate needs. The Board of Directors considers the proposed increase in the number of authorized shares desirable because it will enable the Company to pursue opportunities which the Board of Directors believes provide the Company with the potential for growth and profit. It will give the Board of Directors the necessary flexibility to issue shares of Common Stock in connection with stock dividends and stock splits, acquisitions, financings, stock options and employee benefits, and for other general corporate purposes without the expense and delay incident to obtaining stockholder approval at the time of any such action. Stockholders do not have preemptive rights to purchase additional shares of Common Stock.

     As of March 31, 2003, there were 30,756,501 shares of Common Stock issued and outstanding, and approximately 7,195,785 shares of Common Stock were reserved for issuance upon exercise of outstanding options, warrants and the conversion of convertible debt.

     If the Amendment is adopted, the amended portion of Article IV of the Certificate, will provide as follows:

ARTICLE IV

CAPITAL STOCK

The total number of shares of all classes of stock which the corporation has authority to issue is ONE HUNDRED-TWO Million (102,000,000), consisting of ONE HUNDRED Million (100,000,000) shares of

Common Stock, par value $0.01 per share (the "Common Stock"), and Two Million (2,000,000) shares of Preferred Stock with a par value of $0.01 per share (the "Preferred Stock").

     The only changes in Article IV which will be affected if the Amendment is approved are the changes set forth in bold face type above. All other portions of Article IV will remain unchanged.

POSSIBLE ANTI-TAKEOVER EFFECT

     Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. The issuance of additional shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of the Company. In addition, the Company's Certificate provides the Board of Directors with the authority to issue shares of the Company's preferred stock without further stockholder approval and upon such terms and conditions, and having such rights, privileges and preferences, as the Board of Directors may determine, all of which could discourage or defeat a takeover attempt not considered by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors and management have no knowledge of any current efforts to obtain control of the Company, and the Amendment is not being proposed in response to any known takeover attempt.

 THE BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THE AMENDMENT IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                         THE APPROVAL OF THE AMENDMENT.

                                 PROPOSAL NO. 3

                          APPROVAL OF 2003 STOCK PLAN

     The Board of Directors has unanimously adopted and recommended that the stockholders consider and approve the Company's 2003 Stock Plan (the "2003 Stock Plan"), under which an aggregate of 3,000,000 shares will be reserved for issuance. To become effective, the 2003 Stock Plan must be approved by the Company's stockholders. Such approval at the 2003 Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on the 2003 Stock Plan will have the effect of a vote against the 2003 Stock Plan; broker non-votes with respect to voting on the 2003 Stock Plan will have no effect on the outcome of the vote.

     In June 1987, the Company adopted the 1987 Stock Plan, which was approved by the Company's stockholders in July 1987 and which has been amended from time to time (the "1987 Stock Plan"). While there are options outstanding under the 1987 Stock Plan, the 1987 Stock Plan expired in 1997. In May 1995, the Company adopted the 1995 Stock Plan, which was approved by the Company's stockholders in May 1995 (the "1995 Stock Plan"). In April 1997, the Company adopted the 1997 Stock Plan, which was approved by the Company's stockholders in April 1997, and which was amended in May 1997 (the "1997 Stock Plan"). In May 1998, the Company adopted the 1998 Stock Plan, which was approved by the Company's stockholders in May 1998 (the "1998 Stock Plan."). In April 2000, the Company adopted the 2000 Stock Plan, which was approved by the Company's stockholders in May 2000 (the "2000 Stock Plan."). As of March 31, 2003, 1,679,314 shares of Common Stock had been issued pursuant to the exercise of options granted under the 1987, 1995, 1997, 1998, and 2000 Stock Plans, options to purchase 4,597,959 shares were outstanding under such plans and 238,560 shares were available for future grants under the 1995, 1997, 1998 and 2000 Stock Plans. To assure that sufficient shares are available to provide stock-based incentives to those employees, directors, officers and consultants of the Company and any subsidiaries who will be responsible for the Company's future growth and continued success, the Board of Directors has adopted the 2003 Stock Plan. The 2003 Stock Plan will also give the Company more flexibility to keep pace with competition in a highly competitive employment environment. Following stockholder approval of the 2003 Stock Plan, or if stockholder approval of the 2003 Stock Plan is not obtained, the Company may continue to grant awards under the 1995, 1997, 1998 and 2000 Stock Plans in accordance with their terms.

THE BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THE 2003 STOCK PLAN IS ADVISABLE AND
 IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS VOTE
                    FOR THE APPROVAL OF THE 2003 STOCK PLAN.

     The following constitutes a brief discussion of the material features of the 2003 Stock Plan and is qualified in its entirety by reference to the 2003 Stock Plan, the full text of which is attached hereto as Appendix B and is incorporated herein by reference. All stockholders of the Company are urged to read Appendix B in its entirety.

NATURE AND PURPOSE

     The stated purpose of the 2003 Stock Plan is to secure for the Company and any subsidiaries of the Company the benefits arising from capital stock ownership and the receipt of capital stock-based incentives by those employees, directors, officers and consultants of the Company and any subsidiaries who will be responsible for the Company's future growth and continued success.

     The 2003 Stock Plan is designed to meet these objectives by granting stock incentive awards to those persons whose performance or potential contribution will benefit the Company. The 2003 Stock Plan empowers the Company to grant to employees (including officers), directors, and consultants of the Company and its subsidiaries incentive and non-qualified stock options ("Options"), stock appreciation rights ("SARs") and shares of stock subject to certain restrictions on transferability ("Restricted Stock"). The 2003 Stock Plan also empowers the Company to grant to eligible individuals any combination of any or all of these Options, SARs and Restricted Stock, subject to certain limitations.

     Persons to whom grants of Options, SARs or Restricted Stock, are made are sometimes referred to as "participants." References to "incentive stock options" are to incentive stock options within the meaning of Section 422 of the Code.

DURATION

     The 2003 Stock Plan provides that it will terminate upon the earlier of (i) the tenth anniversary of the date of approval of the 2003 Stock Plan by the stockholders of the Company or (ii) the date on which all shares available for issuance under the 2003 Stock Plan shall have been issued pursuant to the issuance and lapse of restrictions on Restricted Stock and the exercise of Options and SARs granted thereunder. Options and SARs outstanding on the termination date of the 2003 Stock Plan will continue to have full force and effect in accordance with the provisions of the instruments evidencing the Options and SARs. Pursuant to the 2003 Stock Plan, the Board of Directors may modify, amend, terminate, or suspend the 2003 Stock Plan from time to time or at any time without stockholder approval. Any such modification, amendment, termination, or suspension of the 2003 Stock Plan will not impair the rights of any person with respect to any Option, SAR or Restricted Stock previously granted.

ADMINISTRATION

     The 2003 Stock Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the 2003 Stock Plan are final and conclusive. The Board of Directors has the authority, subject to the express provisions of the 2003 Stock Plan, to construe the 2003 Stock Plan and its related agreements, to prescribe, amend, and rescind the rules and regulations relating to the 2003 Stock Plan, to determine the terms and provisions of the respective Option, SAR and Restricted Stock, agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the 2003 Stock Plan. The Board of Directors may delegate any or all of its powers under the 2003 Stock Plan to the Company's Compensation Committee or other committee appointed by the Board of Directors and consisting of at least two directors.

Members of the Compensation Committee serve at the discretion of the Board of Directors. The 2003 Stock Plan provides that if Options, SARs or Restricted Stock are to be approved by a committee, the committee members are intended to be "outside directors" as that term is used in the regulation related to Section 162(m) of the Code and "non-employee directors" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or that other committee members will recuse themselves.

SHARES SUBJECT TO THE 2003 STOCK PLAN

     The stock to be offered under the 2003 Stock Plan consists of shares of the Company's Common Stock. The last sale price for a share of the Company's Common Stock as reported by the Nasdaq National Market on March 31, 2003 was $19.26. The maximum number of shares of Common Stock in respect of which Options, SARs and Restricted Stock, may be granted pursuant to the provisions of the 2003 Stock Plan may not exceed 3,000,000 (subject to adjustment for stock splits, stock dividends, recapitalizations, and the like). The shares may be either authorized and unissued shares, treasury shares or shares purchased on the open market. If an Option or SAR expires or terminates without having been exercised in full or if a share of Restricted Stock is forfeited, the unexercised or reacquired shares will be available for subsequent grant under the 2003 Stock Plan. Shares of Common Stock issued pursuant to the 2003 Stock Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Compensation Committee.

ELIGIBILITY

     All employees (including officers) of the Company or any of its subsidiaries are eligible to receive incentive stock options pursuant to the 2003 Stock Plan. All employees (including officers), directors, and consultants of the Company or any of its subsidiaries are eligible to receive non-qualified options, SARs and Restricted Stock. As of March 31, 2003, approximately 1,017 persons were eligible to participate in the 2003 Stock Plan.

     The selection of participants in, and the nature and size of grants under, the 2003 Stock Plan are within the discretion of the Board of Directors. However, under the 2003 Stock Plan, the maximum number of shares with respect to which Options or SARs may be granted to any employee in any calendar year shall be limited to 112,500 shares of Common Stock. The Board of Directors' designation of a participant in any year does not require the Board of Directors to designate such person to receive a grant in any other year. With respect to the 2003 Stock Plan, the Board of Directors has made no determination regarding the selection of particular participants to receive grants or the nature of any grants to be made. However, the table below shows the number of Options granted during 2002 under the 1995, 1997, 1998, and 2000 Stock Plans to such persons or groups listed in such table.

                                                              NUMBER OF OPTIONS
NAME AND POSITION                                              GRANTED IN 2002
-----------------                                             -----------------
Eugene G. Banucci...........................................        50,000
  Chairman of the Board and Chief Executive Officer(1)
Douglas A. Neugold..........................................        40,000
  President(1)
Daniel P. Sharkey...........................................        20,000
  Vice-President, Chief Financial Officer, and Treasurer(1)
All current executive officers as a group(1)................       110,000
All current directors who are not executive officers as a
  group(2)..................................................        20,000
All current employees, including all current officers who
  are not executive officers, as a group....................       823,010

---------------
(1) All such options were non-qualified options and generally become exercisable in 20% increments on each of the five anniversary dates from the date of grant. They were granted at the exercise price ranging from $13.60 to $33.55, the fair market value on the dates of grant. They expire ten years from the respective dates of grant.

(2) All such options were non-qualified options, become 100% exercisable on the first anniversary of the grant date and were granted with an exercise price of $23.85, the fair market value on the date of grant.

INFORMATION AS OF DECEMBER 31, 2002

                                   NUMBER OF SECURITIES        WEIGHTED-AVERAGE         NUMBER OF SECURITIES
                                TO BE ISSUED UPON EXERCISE    EXERCISE PRICE OF       REMAINING AVAILABLE FOR
                                 OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,      FUTURE ISSUANCE UNDER
PLAN CATEGORY                      WARRANTS AND RIGHTS       WARRANTS AND RIGHTS    EQUITY COMPENSATION PLANS(1)
-------------                   --------------------------   --------------------   ----------------------------
Equity compensation plans
  approved by security
  holders.....................          1,774,129                   $22.60                    739,260
Equity compensation plans not
  approved by security
  holders.....................                 --                       --                         --
                                        ---------                   ------                    -------
Total.........................          1,774,129                   $22.60                    739,260
                                        =========                   ======                    =======

---------------
(1) Excludes securities reflected in "Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights" column.

                                OPTIONS AND SARS

OPTIONS

     Options granted under the 2003 Stock Plan may be in the form of incentive stock options or non-qualified stock options. Options may be granted under the 2003 Stock Plan on such terms and conditions not inconsistent with the provisions of the 2003 Stock Plan and in such form as the Board of Directors may from time to time approve.

     The exercise price per share of Common Stock purchasable under an Option granted under the 2003 Stock Plan shall be determined by the Board of Directors at the time of grant, but shall not be less than the fair market value of Common Stock on the date of grant. In the case of an incentive stock option to be granted to a participant owning stock having more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the exercise price per share shall be not less than 110% of the fair market value of such stock on the date of grant.

     The term of each Option granted under the 2003 Stock Plan shall be fixed by the Board of Directors; however, the term of any Option may not exceed ten years from the date of grant, except that the term of any incentive stock option granted to a participant owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not exceed five years from the date of grant.

     An Option granted under the 2003 Stock Plan shall be exercisable at such time or times and subject to such conditions as shall be determined by the Board of Directors at the date of grant and as set forth in the instrument evidencing the Option. With respect to incentive stock options, the aggregate fair market value (determined as of the date of grant) of the number of shares with respect to which such incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000 or such other limit as may be established under Section 422 of the Code.

     An Option granted under the 2003 Stock Plan may be exercised as provided in the instrument evidencing the option; however, no partial exercise of the Option may be for less than ten shares. Payment of the exercise price may be made with cash, with shares of Common Stock or with a combination of cash and stock. To the extent permitted by law, the Board of Directors may also permit participants to simultaneously exercise options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Compensation Committee, and to use the proceeds from such sale as payment of the purchase price. The Board of Directors may, in its discretion, accelerate the date of exercise of any installments of any Options, provided that, without the participant's written consent, no acceleration will be made that would violate the annual vesting limitation contained in Section 422(d) of the Code with respect to incentive stock options.

     No shares of Common Stock will be issued under the 2003 Stock Plan unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws or any applicable listing requirements of any national securities exchange on which the Common Stock is then listed. Any participant in the 2003 Stock Plan may be required to represent and agree in writing that the stock acquired by the participant is being acquired for investment.

STOCK APPRECIATION RIGHTS

     Under the 2003 Stock Plan, an SAR may be granted in tandem with, in addition to, or independent of any other grant. An SAR is the right to receive, without payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price of such share, multiplied by the number of shares as to which the SARs shall have been exercised. The Company will pay such amount to the holder in cash or in shares of Common Stock or a combination thereof, as the Board of Directors may determine.

     An SAR may be exercised by a participant in accordance with procedures established by the Board of Directors.

EMPLOYMENT

     An Option or SAR shall terminate if the participant ceases to be employed by the Company or a subsidiary for any reason other than death, except that the participant may (except as otherwise provided in the instrument evidencing the Option or SAR) exercise within the three-month period following termination of employment any unexpired portion of an Option or SAR that was otherwise exercisable on the date of termination of employment. Except as otherwise provided in the instrument evidencing the Option or SAR, if a participant dies while an employee of the Company or a subsidiary, any Option or SAR granted to such participant may be exercised by the participant's personal representatives or heirs within six months of the participant's death to the extent that the participant could have exercised the Option or SAR on the date of his or her death.

TRANSFERABILITY

     No Option or SAR granted under the 2003 Stock Plan, and no right or interest therein, is assignable or transferable by a participant except by will or the laws of descent and distribution or, with respect to non-qualified stock options and SARs, to the extent the participant's agreement granting such non-qualified stock option or SAR provides otherwise.

CHANGE IN CONTROL

     The 2003 Stock Plan provides that if (i) the Company is merged or consolidated with another entity and the Company is not the surviving corporation, (ii) the property or stock of the Company is acquired by any other entity, or (iii) the Company is reorganized or liquidated, then the Board of Directors of the Company, or the board of directors of any entity assuming the obligations of the Company, will, as to outstanding Options and SARs,

     (1) make appropriate provision for the protection of any such outstanding Options and SARs by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, acquiring or otherwise reorganized entity which will be issuable or exercisable in respect of the shares of Common Stock,

     (2) upon written notice to the participants, provide that all unexercised Options and SARs must be exercised within a specified number of days of the date of such notice or such Options and SARs will be terminated, or

     (3) upon written notice to the participants, provide that the Company or the merged, consolidated, acquiring or otherwise reorganized entity shall have the right, upon the effective date of any such merger, consolidation, acquisition or reorganization, to purchase all Options and SARs held by each participant and unexercised as of that date for an amount and in the form determined pursuant to the 2003 Stock Plan.

                                RESTRICTED STOCK

     The Board of Directors may grant a participant an award of Restricted Stock, on such terms and conditions and subject to such restrictions as the Board of Directors may determine. Such restrictions may include restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the participant forfeit all or a portion of such shares to the Company upon termination of employment. Each participant receiving an Award may be required to enter into an agreement with the Company agreeing to such restrictions. The Company (or a custodian designated by the Company) may retain possession of any stock certificates with respect to Restricted Stock until the restrictions lapse. Shares of Restricted Stock are held by the participant as holder of record for all purposes, including voting and receipt of dividends, except that the Board of Directors may direct that dividends be held by the Company (or the custodian) until the underlying shares are free of restrictions.

TRANSFERABILITY

     Shares of Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, except, subject to the terms of any stock restriction agreement, by will or the laws of descent and distribution, and may not be pledged or hypothecated as collateral for a loan, prior to the lapse of restrictions on such shares. Any attempt by the participant to dispose of or encumber the shares issued pursuant to an Award prior to the lapse of restrictions on such shares will cause the participant's interest in such shares to terminate.

EMPLOYMENT

     Except as otherwise provided in any stock restriction agreement, if prior to the lapse of the restrictions on the stock the participant ceases to be an employee of the Company or a subsidiary for any reason, all such shares which remain subject to restrictions shall be forfeited to the Company.

                        FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code, and the existing regulations thereunder, certain anticipated federal income tax consequences with respect to the several types of grants are described below.

GRANT OF OPTIONS AND SARS

     A participant will not recognize any taxable income at the time an Option or SAR is granted, and the Company will not be entitled to a federal income tax deduction at that time.

INCENTIVE STOCK OPTIONS

     No ordinary income will be recognized by a participant holding an incentive stock option at the time of exercise. The excess of the fair market value of the shares at the time of exercise over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the participant holds the shares for at least two years after the date the option was granted and one year after the acquisition of such shares, the difference between the amount realized upon disposition of the shares and the aggregate option exercise price will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other "disqualifying disposition" (including the use of the shares to exercise subsequent options) within two years after the date of grant or within one year after the date of exercise, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the aggregate option exercise price, and the Company will usually be entitled to a federal income tax deduction equal to such amount. In addition, the participant will have a taxable capital gain equal to the difference, if any, between:

     (i)   the amount realized upon disposition of the shares, and

     (ii) the sum of the aggregate option exercise price plus the amount of ordinary income on which the participant was taxed.

NON-QUALIFIED STOCK OPTIONS

     Taxable ordinary income will be recognized by the participant at the time of exercise of a non-qualified stock option in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate option exercise price. The Company will usually be entitled to a corresponding federal income tax deduction. At the time of a subsequent sale of the shares, the participant will generally recognize a taxable capital gain or loss based upon the difference between the aggregate selling price of the shares and the aggregate fair market value of the shares at the time of exercise.

STOCK APPRECIATION RIGHTS

     Upon the exercise of an SAR, the participant will realize taxable ordinary income on the amount of cash received and/or the then current fair market value of the shares of Common Stock received, and the Company will usually be entitled to a corresponding federal income tax deduction. The participant's basis in any shares of Common Stock received will be equal to the amount of ordinary income upon which the participant was taxed. Upon any subsequent disposition, any gain or loss realized will be a capital gain or loss.

     In order for the full value of SARs to be deductible by the Company for federal income tax purposes, the Company may intend for such SARs to be treated as "qualified performance-based compensation," in which case, such SARs granted shall be subject to additional requirements.

RESTRICTED STOCK

     Unless a participant makes the election described below, a participant receiving shares of Restricted Stock will not recognize income, and the Company will not be allowed a deduction, at the time of grant, assuming no portion of the award is vested at the time of grant. While the restrictions on the shares are in effect, a participant will recognize compensation income equal to the amount of the dividends received (unless the dividends also are held by a custodian and are subject to forfeiture), and the Company will be allowed a deduction in a like amount. When the restrictions on the shares are removed or lapse, the fair market value of the shares (and any dividends whose restrictions also lapse on that date) on the date the restrictions are removed or lapse in excess of the amount, if any, paid by the participant will be ordinary income to the participant in the year in which such restrictions are removed or lapse, and such amount will be allowed as a deduction for federal income tax purposes to the Company. Upon disposition of the shares, the gain or loss recognized by the participant shall be equal to the difference between the amount realized on such disposition and the fair market value of the shares on the date the restrictions were removed or lapsed. Such amount will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon the period of time the shares are held by the participant following the removal or lapse of the restrictions. If the restrictions do not lapse and the shares are forfeited by the participant and thus returned to the Company, there will be no federal income tax consequences to either the participant or the Company. If permitted by the Compensation Committee, by properly filing an election pursuant to Section 83(b) of the Code with the Internal Revenue Service within 30 days after the date of grant (assuming that the date of grant is the date the participant acquires a beneficial interest in the Restricted Stock), a participant's ordinary income and commencement of the holding period and the Company's deduction will be determined as of the date of grant.

In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the fair market value of the shares as of the date of grant. If such election is made and a participant thereafter forfeits his or her stock, no refund or deduction will be allowed for the amount previously included in such participant's income.

SPECIAL RULES

     To the extent a participant pays all or part of the option exercise price of a non-qualified stock option by tendering shares of Common Stock owned by the participant, the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the option exercise price shall have the same tax basis and holding period as the shares surrendered. The additional shares received upon such exercise shall have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the date of exercise. To preserve the Company's deductions with respect to the non-qualified options and SARs, the Board of Directors may be required to set the exercise or grant price for such non-qualified options and SARs at the fair market value of a share of Common Stock on the date of grant.

WITHHOLDING TAXES

     Withholding taxes must be paid by the participant at the time of exercise of any non-qualified stock option or SAR prior to the delivery of shares and at the time the restriction lapse on Restricted Stock.

SECTION 162(M)

     Under Section 162(m) of the Code, the Company is not entitled to a federal income tax deduction for compensation in excess of $1 million paid in any year to its chief executive officer and its four other most highly compensated executive officers, subject to certain exceptions. Compensation that qualifies as "performance-based" under Section 162(m) is exempt from this limitation. Options and SARs granted under the 2003 Stock Plan at an exercise price that is not less than the fair market value of Company Common Stock on the date of grant are designed to satisfy the requirements for the performance-based exemption.

GENERAL

     Because the tax consequences to a participant may vary depending upon the participant's individual situation, and because such tax consequences are subject to change due to changes in tax laws or regulations, each participant should consult his or her personal tax advisor regarding the federal, and any state, local or foreign, tax consequences to the participant.

                                 PROPOSAL NO. 4

           APPROVAL OF AMENDMENT TO 1998 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has unanimously adopted and recommended that the stockholders consider and approve an amendment to the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan"), under which an additional aggregate of 500,000 shares will be reserved for issuance. The proposed amendment is set forth in Appendix C hereto. To become effective, the amendment to the Purchase Plan must be approved by the Company's stockholders. Such approval at the 2003 Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on the amendment to the Purchase Plan will have the effect of a vote against the amendment; broker non-votes with respect to voting on the amendment will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT AMENDING THE
      PURCHASE PLAN IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY
       AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE
                        AMENDMENT TO THE PURCHASE PLAN.

     The Purchase Plan was adopted by the Company's Board of Directors on February 6, 1998 and approved by the Company's stockholders at an annual meeting held on May 20, 1998. The following constitutes a brief discussion of the material features of the Purchase Plan and is qualified in its entirety by reference to the proposed amendment (attached as Appendix C hereto) and the Purchase Plan, the full text of which is incorporated herein by reference from the Company's Registration Statement on Form S-8, filed with the SEC on June 2, 1998. All stockholders of the Company are urged to read the proposed amendment and the Purchase Plan in their entirety.

PURPOSE

     The purpose of the Purchase Plan is to provide employees (including officers) of the Company and subsidiaries designated by the Board of Directors (each a "Designated Subsidiary") with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

     The Purchase Plan may be administered by the Board of Directors or the Compensation Committee or other committee appointed by the Board of Directors and consisting of at least two directors. All questions of interpretation or application of the Purchase Plan will be determined by the Board of Directors or its committee, and its decisions will be final and binding upon all parties.

SHARES SUBJECT TO THE PURCHASE PLAN

     The stock to be offered under the Purchase Plan consists of shares of the Company's Common Stock. As of April 1, 2003, 347,815 shares had been issued pursuant to the Purchase Plan and 152,185 shares (out of the originally-reserved 500,000 shares) remained available for issuance under the Purchase Plan. The total number of shares of Common Stock reserved for issuance under the Purchase Plan is 1,000,000 shares (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations and the like), of which 500,000 shares were reserved under the Purchase Plan as originally adopted and 500,000 shares were added by this amendment to the Purchase Plan. The shares may be either authorized and unissued shares, treasury shares or shares purchased on the open market.

ELIGIBILITY

     Each employee (including officers) of the Company (or certain subsidiaries) who has been employed by the Company or the subsidiary for at least six months, except for employees who are scheduled to work less than 20 hours per week or less than five months per calendar year, is eligible to participate in an offering under the Purchase Plan, subject to certain limitations imposed by
Section 423 of the Code, and subject to limitations on stock ownership as set forth in the Purchase Plan. Eligible employees become participants in the Purchase Plan by filing with the payroll office of the Company an enrollment form authorizing payroll deductions prior to the applicable offering date. As of March 31, 2003, there were approximately 918 employees eligible to participate in the Purchase Plan.

PARTICIPATION IN AN OFFERING

     Each offering of Common Stock under the Purchase Plan extends for a period of six months ("Offering Period"), unless the participant withdraws or terminates employment earlier. The Board of Directors or its committee may change the length of Offering Periods without stockholder approval. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions must be at least 1% and may not exceed 15% of a participant's regular salary (base straight time gross earnings). Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment terminates.

GRANT OF OPTION

     At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. The option is exercised at the end of each Offering Period to the extent of the payroll deductions accumulated during such Offering Period.

PURCHASE PRICE

     Shares of Common Stock may be purchased under the Purchase Plan at a price equal to 85% of the lesser of the fair market value of the Common Stock on

     (i)   the first day of the Offering Period or

     (ii)   the last day of the Offering Period.

     The fair market value of the Common Stock on any relevant date will be equal to:

     (i) the average of the high and low prices for the Common Stock as quoted on the principal national securities exchange on which the Common Stock is then traded if the Common Stock is listed on any national securities exchange, or

     (ii) the last reported sales price for the Common Stock (or the closing bid, if no sales were reported) on The Nasdaq Stock Market if the Common Stock is not then traded on a national securities exchange, or

     (iii) the closing bid price (or average of bid prices) last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then reported on The Nasdaq Stock Market, each as reported in The Wall Street Journal.

     The last sale price for the Company's Common Stock as reported by the Nasdaq National Market on March 31, 2003 was $19.26 per share.

SHARES PURCHASED

     The number of shares of Common Stock a participant purchases in an Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price determined as described above. Any payroll deductions not applied to the purchase of shares will generally be applied to the purchase of shares in subsequent Offering Periods. In addition to the limitation on the maximum payroll deduction, the option granted to the participant may not give a participant the right to purchase shares under the Purchase Plan at a rate per calendar year in excess of $25,000 (based on the market price on the first day of an Offering Period).

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous scheduled employ of the Company or certain subsidiaries for at least 20 hours per week (or five months per year) during the applicable Offering Period, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

WITHDRAWAL

     A participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular Offering Period, that participant may not participate again in the same Offering Period.

CHANGES IN CAPITAL

     In the event any change is made in the Company's capitalization during an Offering Period, such as a stock split, stock combination or stock dividend, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the Purchase Plan.

AMENDMENT AND TERMINATION OF PLAN

     The Board of Directors may at any time and for any reason terminate or amend the Purchase Plan, except that without the approval of the stockholders of the Company, the Board of Directors may not

     (i) increase the number of shares of Common Stock available for sale under the Purchase Plan or

     (ii) materially modify the eligibility for participation in the Purchase Plan.

Termination of the Purchase Plan shall not affect options previously granted, except in the case of an acquisition of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the Offering Period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holdings periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     Because the tax consequences to a participant may vary depending upon the participant's individual situation, and because such tax consequences are subject to change due to changes in tax laws or regulations, each participant should consult his or her personal tax advisor regarding the federal, and any state, local or foreign, tax consequences to the participant.

                                 PROPOSAL NO. 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003 and has determined that it would be desirable to request that the stockholders ratify such appointment. Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended December 31, 2002 and has reported on the Company's consolidated financial statements for such year. Representatives of Ernst & Young LLP are expected to be present at the 2003 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     While stockholder ratification is not required for the appointment of Ernst & Young LLP since the Audit Committee of the Board of Directors has the responsibility for appointing the Company's independent auditors, the appointment is being submitted for ratification at the 2003 Annual Meeting with a view towards soliciting the stockholders' opinions, which the Audit Committee of the Board of Directors will take into consideration in future deliberations.

INDEPENDENT AUDITORS' FEES

     Audit Fees. Ernst & Young LLP billed ATMI, Inc. and its affiliates an aggregate amount of $508,000 and $608,000 for professional services rendered in 2002 and 2001, respectively, for the audit of ATMI's annual financial statements, the reviews of the financial statements included in ATMI's reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

     Audit-Related Fees. Ernst & Young LLP billed ATMI, Inc. and its affiliates an aggregate amount of $38,000 and $15,000 for assurance and related services rendered in 2002 and 2001, respectively, that are related to the performance of the audit or review of the Company's financial statements other than the fees disclosed in the foregoing paragraph. These fees related primarily to audits of the 401(k) plan and internal controls reviews.

     Tax Fees. Ernst & Young LLP billed ATMI, Inc. and its affiliates an aggregate amount of $455,000 and $549,000 for professional services rendered in 2002 and 2001, respectively, for tax compliance, tax advice, and tax planning.

     All Other Fees.  None in 2002 and 2001.

     Representatives of Ernst & Young LLP participated in all meetings of the Audit Committee during 2002. The Audit Committee monitored the activities and performance of Ernst & Young LLP, including the audit scope, audit fees, auditor independence matters, and the extent to which Ernst & Young LLP was retained to perform non-audit services. In its review of non-audit service fees, the Audit Committee considered, among other things, the possible effect of the performance of such services on Ernst & Young LLP's independence. After discussion with management and Ernst & Young LLP, the Audit Committee considers the audit and non-audit services provided by Ernst & Young LLP to have been consistent with maintaining its independence.

VOTE REQUIRED

     The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors for 2003 will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 2003 Annual Meeting. Abstentions by holders of such shares with respect to this matter will have the effect of a negative vote; broker non-votes with respect to this matter will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
        OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
          OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the 2003 Annual Meeting. If, however, any other business should properly come before the 2003 Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

                           COST OF SOLICITING PROXIES

     The cost of soliciting proxies will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone, and similar means by directors, officers, or regular employees of the Company, none of whom will be specially compensated for such activities.

                         STOCKHOLDER PROPOSALS FOR 2003

     Stockholder proposals submitted for inclusion in next year's proxy materials must be received by the Company no later than December 23, 2003 and must comply with the requirements of the SEC's Rule 14a-8 under the Exchange Act. Proposals should be addressed to Dean Hamilton, ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810.

     Any stockholder of record of the Company may nominate candidates for election to the Board of Directors or present other business at an annual meeting if a written notice is delivered to the Secretary of the Company at the Company's principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. Such written notice must set forth:

     - as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

     -  as to any other business to be brought before the meeting:

      -  a brief description of the business,

      -  the reasons for conducting such business and

      - any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

     - as to the stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

      -  the name and address of such stockholder and such beneficial owner and

      - the number of shares of Common Stock that are held of record by such stockholder and owned beneficially by such beneficial owner.

                                          By order of the Board of Directors,

                                          /s/ OLIVER A. ZITZMANN
                                          --------------------------------------
                                          Oliver A. Zitzmann
                                          Secretary

Danbury, Connecticut April 21, 2003

                                                                      APPENDIX A

                                   ATMI, INC.

                            AUDIT COMMITTEE CHARTER

THE ROLE OF THE AUDIT COMMITTEE

     The primary responsibility of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities reviewing the Corporation's audit process, financial statements and financial reporting functions, systems of internal accounting and financial controls, and compliance with legal and ethics programs. The Committee has unrestricted access to the Corporation's records and personnel, independent auditors or other individuals as deemed necessary. The Audit Committee has the authority to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee is empowered to retain independent counsel and other professionals to assist it in the conduct of any investigation.

COMMITTEE COMPOSITION

     The membership of the Audit Committee shall be composed of at least two directors who are independent of the management of the Corporation and are free from any relationship (as defined by the Blue Ribbon Committee or determined by the Board) that may interfere with the exercise of their independent judgment as a member of the Committee. All members of the Committee shall have (or obtain within a reasonable timeframe) working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

FREQUENCY OF MEETINGS

     The Audit Committee will meet periodically (e.g., two times a year) or more frequently as deemed necessary to perform its required duties.

DUTIES OF THE AUDIT COMMITTEE

     In fulfilling its responsibilities, the Audit Committee provides oversight as follows:

Audit Process

     - Have a clear understanding with management and the independent auditors that they are ultimately accountable to the board of directors and to the Audit Committee as the shareholders' representative.

     - Reviews the coordination of the audit efforts between the independent auditors and management to ensure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     - Recommends to the Board of Directors the annual appointment of the independent auditors (who are ultimately accountable to the Audit Committee and the Board) to audit the Corporation's financial statements, reviews their fee arrangements, and reviews and approves their discharge.

     - Obtains annually from the independent accountant a formal written statement (consistent with Independence Standards, Board Standard #1) that, in their professional judgment, they are independent of the Company.

     - Reviews annually with the independent auditors all significant relationships (or services) the auditors have with the Corporation to evaluate and assure the accountant's objectivity and independence.

     -  Reviews annually the audit scope and plan of the independent auditors.

     - Reviews annually with management the risk assessment process and the resulting Internal Audit Plan; reviews audit cycle coverage including coverage provided for the more significant audit risk areas and related staffing levels.

Financial Reporting

     - Reviews the independent auditors' report(s) and auditor's opinion on the Corporation's financial statements; reviews with management the Corporation's financial statements and recommends their approval to the Board.

     - Reviews the independent auditors' summary of significant accounting, auditing, and internal control issues identified during the audit along with management's corrective action plans, and other matters related to the conduct of the audit which are required to be communicated to the Committee under Generally Accepted Auditing Standards.

     - Reviews with management and the independent accountant's significant accounting policy changes or new applicable accounting or reporting standards adopted by management.

     - Reviews with the independent accountant their judgments about the quality and appropriateness, not just the acceptability, of the Corporation's accounting principles and accounting estimates; obtains sufficient information regarding the clarity of financial disclosures and the degree of aggressiveness or conservatism in the Corporation's accounting principles.

     - Reviews with management and the independent accountant's interim financial statements/reports prior to filing with the Securities and Exchange Commission (SEC) or other regulatory agencies. The Chair of the Committee may represent the entire Committee for purposes of this review.

     - Reviews with the independent auditors any significant matters identified during interim financial reviews prior to filing interim financial statements.

Internal Controls

     - Reviews with management and the independent auditors the adequacy of the Corporation's systems of internal control.

     - Reviews periodic reports from management summarizing the results of completed audits/reviews including significant findings, and the resolution status of previously reported significant/key control issues, along with management's responses thereto.

     - Reviews with management and the independent auditors any significant risks or exposures, including legal matters.

Ethical and Legal Compliance Programs

     - Reviews periodically the Corporation's program for monitoring compliance with the ATMI Securities Trading Policy and the Foreign Corrupt Practices Act of 1977, including violations of such Policy or Act.

     - Reviews the Corporation's legal compliance programs and policies, and reports received from regulatory agencies: monitors the results of compliance efforts.

Other Matters

     - Reviews and updates, as needed, the Committee Charter on a periodic basis, and obtains full Board approval of Charter.

     - Meets at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

     - Submits the minutes of all meetings of the Audit Committee to, or discusses the matters at each meeting with, the Board of Directors.

                                                                      APPENDIX B

                                   ATMI, INC.

                                2003 STOCK PLAN

SECTION 1  PURPOSE

     The purpose of the 2003 Stock Plan (the "Plan") is to secure for ATMI, Inc. (the "Company"), its parent (if any) and any subsidiaries of the Company (collectively, the "Related Companies") the benefits arising from capital stock ownership and the receipt of capital stock-based incentives by those employees, directors, officers and consultants of the Company and any Related Companies who will be responsible for the Company's future growth and continued success.

     The Plan will provide a means whereby (a) employees of the Company and any Related Companies may purchase stock in the Company pursuant to options which qualify as "incentive stock options" ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) directors, employees and consultants of the Company and any Related Companies may purchase stock in the Company pursuant to options granted hereunder which do not qualify as Incentive Stock Options ("Non-Qualified Options"); (c) directors, employees and consultants of the Company and any Related Companies may receive stock appreciation rights ("SARs") and (d) directors, employees and consultants of the Company and any Related Companies may receive shares of stock in the Company that are subject to restrictions on transferability and may be forfeited ("Restricted Stock"). Both Incentive Stock Options and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code. Options, SARs and Restricted Stock are referred to hereafter individually as a "Plan Benefit" and collectively as "Plan Benefits." Directors, employees and consultants of the Company and any Related Companies are referred to herein as "Participants."

SECTION 2  ADMINISTRATION

     2.1 BOARD OF DIRECTORS AND THE COMMITTEE. The Plan will be administered by the Board of Directors of the Company whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. Any director to whom a Plan Benefit is awarded shall be ineligible to vote upon his or her Plan Benefit, but Plan Benefits may be granted to any such director by a vote of the remainder of the directors, except as limited below. The Board of Directors may in its sole discretion grant Options, issue shares upon exercise of such Options and grant SARs and Restricted Stock, all as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the Plan and its related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option, SAR and Restricted Stock agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. Notwithstanding the foregoing or any other provision of the Plan, the Board may delegate to one or more officers of the Company the authority to designate the Participants (other than such officer(s)) who will receive Options, SARs or Restricted Stock under the Plan and the size and terms of each such grant, to the fullest extent permitted by sec.157 of the Delaware General Corporation Law (or any successor provision thereto). The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of any such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may delegate any or all of its powers under the Plan to a Compensation Committee or other Committee (the "Committee") appointed by the Board of Directors consisting of at least two members of the Board of Directors. While it is intended that at all times that the Committee acts in connection with the Plan all the members of the Committee shall be: (i) "outside directors" as that term is defined in Treas. Reg. sec.1.162-27(e)(3) (or any successor regulation); and (ii) "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), as such terms are interpreted from time to time, the fact that the Committee is not so comprised will not invalidate the grant of any Plan Benefit that otherwise satisfies the terms of the Plan. If the Committee is so appointed, all references to the Board of Directors herein shall mean and relate to such Committee, unless the context otherwise requires.

     2.2 COMPLIANCE WITH SECTION 162(M) OF THE CODE. Section 162(m) of the Code generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" ("Covered Employees"). It is the Company's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Company's compensation objectives. For purposes of this Plan, Covered Employees of the Company shall be those employees of the Company described in Section 162(m)(3) of the Code.

SECTION 3  ELIGIBILITY

     3.1 INCENTIVE STOCK OPTIONS. Participants who are employees of the Company and any Related Company shall be eligible to receive Incentive Stock Options pursuant to the Plan; provided that no person shall be granted an Incentive Stock Option under the Plan who, at the time such Option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Related Companies, unless the requirements of Section 6.6(b) hereof are satisfied. In determining whether this 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply. Directors who are not regular employees are not eligible to receive Incentive Stock Options.

     3.2 NON-QUALIFIED OPTIONS, SARS AND RESTRICTED STOCK. Non-Qualified Options, SARs and Restricted Stock may be granted to any Participant.

     3.3 GENERALLY. The granting of Plan Benefits is within the discretion of the Board of Directors. The Board of Directors may take into consideration a Participant's individual circumstances in determining whether to grant an Incentive Stock Option, a Non-Qualified Option, SAR or Restricted Stock. Granting of any Plan Benefit to any Participant shall neither entitle that Participant to, nor disqualify that Participant from, participation in any other grant of Plan Benefits.

SECTION 4  STOCK SUBJECT TO PLAN

     Subject to adjustment as provided in Sections 8 and 9 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock, $.01 par value, and the maximum number of shares which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate 3,000,000 shares. Such shares may be authorized and unissued shares, treasury shares or shares purchased on the open market. If an Option or SAR granted hereunder shall expire or terminate for any reason without having been exercised in full or if a share of Restricted Stock shall be forfeited, the unpurchased or forfeited shares subject thereto shall again be available for subsequent grants of Plan Benefits under the Plan. Stock issued pursuant to the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

SECTION 5  GRANTING OF OPTIONS AND SARS

     Plan Benefits may be granted under the Plan at any time after May 21, 2003 (the date of approval of the Plan by the stockholders of the Company) and prior to May 21, 2013; provided, however, that nothing in the Plan shall be construed to obligate the Company to grant Plan Benefits to a Participant or anyone claiming under or through a Participant. The date of grant of Plan Benefits under the Plan will be the date specified by the Board of Directors at the time the Board of Directors grants such Plan Benefits; provided, however, that such date shall not be prior to the date on which the Board of Directors takes such action. The Board of Directors shall have the right, with the consent of a Participant, to convert an Incentive Stock Option granted under the Plan to a Non-Qualified Option pursuant to Section 6.7. Any Plan Benefit may be granted alone or in addition to other Plan Benefits granted under the Plan.

SECTION 6  PROVISIONS APPLICABLE TO OPTIONS AND SARS

     6.1  PURCHASE PRICE AND SHARES SUBJECT TO OPTIONS AND SARS.

     (a) The purchase price per share of Common Stock deliverable upon the exercise of an Option shall be determined by the Board of Directors; provided, however, that, except as modified in Section 6.6(b) hereof, the exercise price shall not be less than the fair market value of such Common Stock on the day the Option is granted.

     (b) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock of the Company owned by the Participant having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an Option shall be determined by the Board of Directors in accordance with Section 6.1(c) hereof. To the extent permitted by law, the Board of Directors may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the exercise price of such shares.

     (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" of a share of the Company's Common Stock for a specific date shall mean (i) the average (on such date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on such date) of the Common Stock on The Nasdaq Stock Market if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on such date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on The Nasdaq Stock Market. If the Company's Common Stock was not traded on the date in issue, fair market value shall be determined as of the last preceding business day for which such prices or quotes are available. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     (d) The maximum number of shares with respect to which Options or SARs may be granted to any employee, including any transactions contemplated by Treas. Reg. sec.1.162-27(e)(2)(vi), shall be limited to 112,500 shares in any calendar year.

     6.2 DURATION OF OPTIONS AND SARS. Subject to Sections 6.5 and 6.6(b) hereof, each Option and SAR and all rights thereunder shall expire on such date as the Board of Directors may determine, but in no event later than ten years from the day on which the Option or SAR is granted.

     6.3  EXERCISE OF OPTIONS AND SARS.

     (a) Subject to Section 6.6(b) hereof, each Option and SAR granted under the Plan shall be exercisable at such time or times and during such period or periods as shall be set forth in the instrument evidencing such Option or SAR. To the extent that an Option or SAR is not exercised by a Participant when it becomes initially exercisable, it shall not expire but shall be carried forward and shall remain exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be for less than ten (10) full shares of Common Stock (or its equivalent).

     (b) The Board of Directors shall have the right to accelerate the date on which any installment of any Option or SAR first becomes exercisable; provided that, without the Participant's written consent, the Board of Directors shall not accelerate the date on which any installment of any Incentive Stock Option (not previously converted into a Non-Qualified Option pursuant to Section 6.7) first becomes exercisable if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code, which provides generally that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Companies) shall not exceed $100,000.

     6.4 NONTRANSFERABILITY OF OPTIONS AND SARS. No Option or SAR granted under the Plan shall be assignable or transferable by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, with respect to Non-Qualified Options and SARs, unless the Participant's non-qualified stock option agreement granting such options (the "Non-Qualified Stock Option Agreement") or the Participant's SAR agreement granting such SARs (the "SAR Agreement") provides otherwise. Unless otherwise provided by the Non-Qualified Stock Option Agreement or the SAR Agreement, as applicable, during the life of the Participant, the Option or SAR shall be exercisable only by the Participant. If any Participant should attempt to dispose of or encumber the Participant's Options or SARs, other than in accordance with the applicable terms of a Non-Qualified Stock Option Agreement or SAR Agreement, the Participant's interest in such Options or SARs shall terminate.

     6.5  EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH ON OPTIONS AND SARS.

     (a) Except as otherwise provided in the instrument evidencing the Plan Benefit, if a Participant ceases to be employed by the Company or a Related Company for any reason, including retirement but other than death, any Option or SAR granted to such Participant under the Plan shall immediately terminate; provided, however, that, except as otherwise provided in the instrument evidencing the Plan Benefit, any portion of such Option or SAR which was otherwise exercisable on the date of termination of the Participant's employment may be exercised within the three-month period following the date on which the Participant ceased to be so employed, but in no event after the expiration of the exercise period. Except as otherwise provided in the instrument evidencing the Plan Benefit, any such exercise may be made only to the extent of the number of shares subject to the Option or SAR which were purchasable or exercisable on the date of such termination of employment. If the Participant dies during such three-month period, the Option or SAR shall be exercisable by the Participant's personal representatives, heirs or legatees to the same extent and during the same period that the Participant could have exercised the Option or SAR on the date of his or her death, except as otherwise provided in the instrument evidencing the Plan Benefit.

     (b) Except as otherwise provided in the instrument evidencing the Plan Benefit, if a Participant dies while an employee of the Company or any Related Company, any Option or SAR granted to such Participant under the Plan shall be exercisable by the Participant's personal representatives, heirs or legatees, for the purchase of or exercise relative to that number of shares and to the same extent that the Participant could have exercised the Option or SAR on the date of his or her death. Except as otherwise provided in the instrument evidencing the Plan Benefit, the Option or SAR or any unexercised portion thereof shall terminate unless so exercised prior to the earlier of the expiration of six months from the date of such death or the expiration of the exercise period.

     (c) For the purpose of the foregoing provisions of this Section 6.5, a Participant shall be deemed to have ceased employment upon (i) the date the Participant ceases to be employed by, or to provide consulting services for, the Company or a Related Company, or any corporation (or any of its subsidiaries) which assumes the Participant's Options or SARs in a transaction to which
Section 424(a) of the Code applies; (ii) the date the Participant ceases to be a member of the Board of Directors of the Company; or (iii) in the case of a Participant who is, at the time of reference, both an employee or consultant and a Board member, the later of the dates determined pursuant to subparagraphs (i) and (ii) above. For purposes of clause (i) above, a Participant who continues his employment or consulting relationship with a Related Company subsequent to its sale by the Company shall have a termination of employment upon the date of such sale. The Board of Directors may in its discretion determine, in accordance with applicable laws, whether any leave of absence or absence in military or government service constitutes a cessation of employment for purposes of the Plan and the impact, if any, of any such leave of absence on Options and SARs theretofore granted under the Plan. Such determinations of the Board of Directors shall be final and conclusive. A person whose status changes from consultant, employee, or member of the Board to any other of such positions without interruption shall not be considered to have ceased employment by reason of such change. Notwithstanding the foregoing, an Option shall be treated as a Non-Qualified Option to the extent that it remains exercisable for more than three months after the Participant ceases to be an employee of the Company or any Related Company for any reason other than death (unless death occurs within the three months following such termination of employment) or disability, or for more than one year following a Participant's ceasing to be an employee as the result of becoming disabled, even if the Participant continues to be affiliated with the Company as a director or consultant.

     6.6 DESIGNATION OF INCENTIVE STOCK OPTIONS; LIMITATIONS. Options granted under the Plan which are intended to be Incentive Stock Options qualifying under
Section 422 of the Code shall be designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

          (a) Dollar Limitation. The aggregate fair market value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time during any calendar year by any person under the Plan (and all other incentive stock option plans of the Company and any Related Companies) shall not exceed $100,000. In the event that Section 422(d)(1) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this Section 6.6(a), the limitation of this Section 6.6(a) shall be automatically adjusted accordingly. An Option shall be deemed to be a Non-Qualified Option to the extent that this limitation is exceeded.

          (b) 10% Stockholder. If any Participant to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Companies, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

             (i) The option exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock on the date of grant, determined in accordance with Section 6.1(c) hereof; and

             (ii) The option exercise period shall not exceed five years from the date of grant. In determining whether the 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply.

          (c) Except as modified by the preceding provisions of this Section 6.6, all of the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

     6.7 CONVERSION OF INCENTIVE STOCK OPTIONS INTO NON-QUALIFIED OPTIONS; TERMINATION OF INCENTIVE STOCK OPTIONS. The Board of Directors, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a Related Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period of the appropriate installments of such Options. At the time of such conversion, the Board of Directors (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board of Directors takes appropriate action. The Board of Directors, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

     6.8 SPECIAL RULES FOR STOCK APPRECIATION RIGHTS. An SAR is the right to receive, without payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price, multiplied by the number of shares with respect to which the SAR is exercised.

The grant of SARs under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board of Directors shall deem desirable:

          (a) Grant. SARs may be granted in tandem with, in addition to or completely independent of any other Plan Benefit.

          (b) Grant Price. The grant price of an SAR may be the fair market value of a share of Common Stock on the date of grant or such other price as the Board of Directors may determine.

          (c) Exercise. An SAR may be exercised by a Participant in accordance with procedures established by the Board of Directors or as otherwise provided in any agreement evidencing any SARs. The Board of Directors may provide that an SAR shall be automatically exercised on one or more specified dates.

          (d) Form of Payment. Payment upon exercise of an SAR may be made in cash, in shares of Common Stock or any combination thereof, as the Board of Directors shall determine.

          (e) Fair Market Value. Fair market value shall be determined in accordance with Section 6.1(c) hereof with reference to the date of grant or the date of exercise of an SAR, as applicable.

     6.9 RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option or SAR until the date of issue of a stock certificate to the Participant for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     6.10 SPECIAL PROVISIONS APPLICABLE TO OPTIONS AND SARS GRANTED TO COVERED EMPLOYEES. In order for the full value of Options and SARs granted to Covered Employees to be deductible by the Company for federal income tax purposes, the Company may intend for such Options and SARs to be treated as "qualified performance-based compensation" as described in Treas. Reg. sec.1.162-27(e) (or any successor regulation). In such case, Options and SARs granted to Covered Employees shall be subject to the following additional requirements:

          (a)  such Options and SARs shall be granted only by the Committee; and

          (b) the exercise price of such Options and the grant price of such SARs granted shall in no event be less than the fair market value of the Common Stock as of the date of grant of such Options or SARs, determined in accordance with Section 6.1(c) hereof.

SECTION 7  RESTRICTED STOCK

     7.1 GRANTS OF RESTRICTED STOCK. The Board of Directors may grant a Participant an award of Restricted Stock subject to such terms and conditions as the Board of Directors deems appropriate, including, without limitation, restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the Participant forfeit all or a portion of such shares back to the Company upon termination of employment.

     7.2 CONDITIONS. Unless the Board of Directors determines otherwise at the time of the grant, awards of Restricted Stock shall be subject to the following conditions:

          (a) A Participant shall have no rights to an award of Restricted Stock unless the Participant executes an agreement (a "Restricted Stock Agreement") with the Company in a form and including such terms and conditions as the Board of Directors deems appropriate.

          (b) Any stock certificates evidencing shares of Restricted Stock shall remain in the possession of the Company or such other custodian as the Company in its sole discretion may determine until such shares are free of the restrictions set forth herein. Dividends and other property paid in respect of a share of Restricted Stock may be held by the Company or other custodian until such share of Restricted Stock is free of restrictions.

          (c) Certificates for shares issued pursuant to an Award shall bear a legend to the effect that they are issued subject to specified restrictions.

          (d) Certificates representing the shares issued pursuant to an Award shall be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such shares for all purposes, including voting and receipt of dividends paid with respect to such shares, except that such dividends my be held in escrow until the underlying share is free of restrictions, as described in paragraph (b) above.

          (e) If required by the Board of Directors, a Participant receiving an award of Restricted Stock shall not make, in connection with such award, the election permitted under Section 83(b) of the Code.

     7.3 NONTRANSFERABILITY. Shares of Restricted Stock may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of such Participant's Restricted Stock Agreement, by will or the laws of descent and distribution), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber the Participant's shares of Restricted Stock prior to the lapse of the restrictions imposed on such shares, the Participant's interest in such shares shall terminate.

     7.4 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. Except as otherwise provided in the instrument evidencing the award of Restricted Stock, if, prior to the lapse of restrictions applicable to the Restricted Stock, the Participant ceases to be an employee of the Company or the Related Companies for any reason, any shares of Restricted Stock as to which the restrictions have not lapsed shall be forfeited to the Company, effective on the date of the Participant's termination of employment.

SECTION 8  REQUIREMENTS OF LAW

     8.1 VIOLATIONS OF LAW. No shares shall be issued and delivered upon exercise of any Option or the payment of any SAR unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange or the Nasdaq Stock Market, as applicable, on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Each Participant may, by accepting Plan Benefits, be required to represent and agree in writing, for himself or herself and for his or her transferees by will or the laws of descent and distribution, that the stock acquired by him, her or them is being acquired for investment. The requirement for any such representation may be waived at any time by the Board of Directors. An Option or SAR may not be exercised if, in the determination of the Board of Directors, such exercise would violate the Sarbanes-Oxley Act of 2002 or other applicable law.

     8.2 COMPLIANCE WITH RULE 16B-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board of Directors and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Directors may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

SECTION 9  RECAPITALIZATION

     In the event that dividends are payable in Common Stock of the Company or in the event there are splits, sub-divisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan and the maximum number of shares with respect to which Plan Benefits may be granted to an employee in a calendar year shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Option previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price, and the number of shares to which granted SARs relate shall be increased or decreased proportionately, as the case may be, and the grant price of such SARs shall be decreased or increased proportionately, as the case may be.

SECTION 10  REORGANIZATION

     If the Company is merged or consolidated with another entity and the Company is not the surviving corporation in such transaction, or the property or stock of the Company is acquired by any other entity or in the case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to outstanding Plan Benefits, (i) make appropriate provision for the protection of any such outstanding Plan Benefits by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, acquiring or otherwise reorganized entity which will be issuable in respect of the shares of Common Stock of the Company; provided only that the excess of the aggregate fair market value of the shares subject to the Plan Benefits immediately after such substitution over the purchase or grant price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Plan Benefits immediately before such substitution over the purchase or grant price thereof, (ii) upon written notice to the Participants, provide that all unexercised Plan Benefits must be exercised within a specified number of days of the date of such notice or such Plan Benefits will be terminated, and/or (iii) upon written notice to the Participants, provide that the Company or the merged, consolidated, acquiring or otherwise reorganized entity shall have the right, upon the effective date of any such merger, consolidation, acquisition, reorganization or liquidation, to purchase all Plan Benefits held by each Participant and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Plan Benefits held by such Participant over the aggregate purchase or grant price therefor, such amount to be paid in cash or, if stock of the merged, consolidated, acquiring or otherwise reorganized entity is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Board of Directors, in stock of such merged, consolidated, acquiring or otherwise reorganized entity equal in fair market value to the aforesaid amount. In any such case the Board of Directors shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

SECTION 11  NO SPECIAL EMPLOYMENT OR OTHER RIGHTS

     Nothing contained in the Plan or in any Plan Benefit documentation shall confer upon any Participant receiving a grant of any Plan Benefit any right with respect to the continuation of his or her employment by or other relationship with the Company (or any Related Company) or interfere in any way with the right of the Company (or any Related Company), subject to the terms of any separate employment or other written agreement to the contrary, at any time to terminate such employment or other relationship or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Plan Benefit.

SECTION 12  AMENDMENT OF THE PLAN

     The Board of Directors may at any time and from time to time suspend or terminate all or any portion of the Plan or modify or amend the Plan in any respect, provided, however, that the Board of Directors, without stockholder approval, may not increase the aggregate number of shares of the Company's Common Stock subject to the Plan (except pursuant to Section 9 hereof). The suspension or termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect the Participant's rights under any Plan Benefit previously granted. With the consent of the affected Participant, the Board of Directors may amend outstanding agreements relating to any Plan Benefit in a manner not inconsistent with the Plan. The Board of Directors, however, may not, without stockholder approval, amend the exercise price of any Option previously awarded pursuant to the Plan by either reducing the exercise price of such Option or canceling such Option and granting a new replacement Option with a lower exercise price. The Board of Directors hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Options to the extent necessary to qualify any or all Options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under

Section 422 of the Code; provided, however, that the consent of a Participant is required if such amendment or modification would cause unfavorable income tax treatment for such Participant.

SECTION 13  WITHHOLDING

     The Company's obligation to deliver shares of stock upon the exercise of any Option or SAR and to make payment upon exercise of any SAR shall be subject to the satisfaction by the Participant of all applicable federal, state and local income and employment tax withholding requirements.

SECTION 14  EFFECTIVE DATE AND DURATION OF THE PLAN

     14.1 EFFECTIVE DATE. The Plan shall become effective as of May 21, 2003 (the date of approval of the Plan by the stockholders of the Company).

     14.2 DURATION. Unless sooner terminated in accordance with Section 12 hereof, the Plan shall terminate upon the earlier of (i) the tenth anniversary of the effective date or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the issuance lapsing of restrictions or Restricted Stock and the exercise of Options and SARs granted hereunder. If the date of termination is determined under (i) above, then Plan Benefits outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Plan Benefits.

SECTION 15  GOVERNING LAW

     The Plan and all actions taken thereunder shall be governed by the laws of the State of Delaware.

                                                                      APPENDIX C

                 AMENDMENT TO 1998 EMPLOYEE STOCK PURCHASE PLAN

     The ATMI, Inc. 1998 Employee Stock Purchase Plan is hereby amended in the following respects, subject to approval by the stockholders of the Company:

     1. The words "500,000 shares" in Section 12(a) shall be replaced by the words "1,000,000 shares".

     2.  Section 22 shall be amended in its entirety to read as follows:

        22.  EFFECTIVE DATE AND TERM OF PLAN

             (a) The Plan, as originally adopted, was effective as of April 14, 1998 and was approved by the Company's stockholders on May 20, 1998. The Plan was amended, effective February 28, 2003 (the date of adoption of the amendment by the Board), provided that no options granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder with respect to the additional shares added by the amendment, until (i) the amendment to the Plan shall have been approved by the stockholders of the Company on or before February 28, 2004 and (ii) the Company shall have complied with all applicable requirements of the Securities Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, with twelve (12) months after the date on which the amendment to the Plan is adopted by the Board, the amendment to the Plan shall have no further force or effect, and all sums collected from Participants hereunder with respect to the shares added by the amendment to the Plan shall be refunded.

             (b) Unless sooner terminated by the Board, the Plan shall terminate upon the earlier of (i) April 14, 2008 with respect to the initial 500,000 shares authorized under the Plan and on February 28, 2013 with respect to the additional 500,000 shares authorized by the amendment to the Plan or (ii) the date on which all shares available for issuance under the Plan have been sold pursuant to options exercised under the Plan. No further options shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

                                                                      APPENDIX D
                               FORM OF PROXY CARD

   PROXY FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2003

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all proxies, hereby appoint(s) Eugene G. Banucci and Daniel P. Sharkey, and each of them, with full power of substitution, as
proxies to represent and vote as designated herein, all           shares of
stock of ATMI, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at Company Headquarters, 6 Commerce Drive, Danbury Connecticut 06810 on May 21, 2003, at 10:00 a.m. local time, and at any adjournment thereof.

       IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
            OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR
                            ANY ADJOURNMENT THEREOF.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5. The undersigned may revoke this proxy at any time before it is voted by executing and delivering to the Company a proxy bearing a later date, by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, or by voting in person at the meeting.

SEE REVERSE SIDE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PROPOSALS 2-5

CERTAIN CAPITALIZED TERMS USED IN THIS PROXY ARE DEFINED IN THE ACCOMPANYING PROXY STATEMENT

     2. To approve an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 100,000,000 shares.

     3. To approve the Company's 2003 Stock Plan, under which an aggregate of 3,000,000 shares will be reserved for issuance.

     4. To approve the amendment of the Company's 1998 Employee Stock Purchase Plan, to increase the number of shares reserved for issuance by 500,000 shares, to an aggregate of 1,000,000 shares.

     5. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

DETACH HERE

X  Please mark votes as in this example

The Board of Directors unanimously recommends a vote FOR Proposals 2, 3, 4, and
5.

1. TO ELECT DIRECTORS       NOMINEES                 FOR                WITHHELD
---------------------       --------                 ---                --------
                       Stephen H. Mahle
                       C. Douglas Marsh
                       For all nominees,
                       except as noted:

                               FOR                AGAINST              ABSTAIN
                               ---                -------              -------
Proposal 2
Proposal 3
Proposal 4
Proposal 5

SEE ABOVE FOR EXPLANATION OF PROPOSALS 2-5

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Sign as name appears on stock certificate. Joint owners must both sign. Attorney, executor, administrator, trustee, or guardian must give title. A corporation or partnership must sign in its name by an authorized person.

Signature:
--------------------------------------------------------- Date
--------------------------------------

Signature:
--------------------------------------------------------- Date
--------------------------------------

                                       D-2